As filed with the Securities and Exchange Commission on November 25, 1997

                                                     Registration No. 333-
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                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               Washington , D.C. 20549

                                       FORM S-1
                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933

                          ----------------------------------

                       NEWCOURT RECEIVABLES ASSET TRUST 1997-1
                       (Issuer with respect to the Securities)

                         NEWCOURT RECEIVABLES CORPORATION II
                      (Depositor of the Trust described herein)
                 Exact name of Registrant as specified in its charter
     Delaware                              6799                   35-2010710
(State or other jurisdiction of (Primary Standard Industrial (I.R.S. Employer incorporation or organization) Classification Code Number) Identification No.)
                         NEWCOURT RECEIVABLES CORPORATION II
                                 2700 Bank One Tower
                                 111 Monument Circle
                             Indianapolis, Indiana 46204
                 (Address, including zip code, and telephone number,
          including area code, of Registrant's principal executive offices)
                                  Scott Moore, Esq.
                         NEWCOURT RECEIVABLES CORPORATION II
                                 2700 Bank One Tower
                                 111 Monument Circle
                             Indianapolis, Indiana 46204
                                    (317) 229-3406
                                    --------------
              (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)
                                      Copies to:

    M. David Galainena, Esq.                     Stephan J. Feder, Esq.
    Winston & Strawn                             Simpson Thacher & Bartlett
    35 West Wacker Drive                         425 Lexington Avenue
    Chicago, Illinois 60601                      New York, New York 10017
    (312) 558-5600                               (212) 455-2000

                       ----------------------------------------
    Approximate date of commencement of proposed sale to the public:    As soon
as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-36059

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /____________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /


                                             CALCULATION OF REGISTRATION FEE
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Title of Each Class of  Amount to Be             Proposed Maximum Offering     Proposed Maximum              Amount of
Securities              Registered               Price Per Unit                Aggregate Offering Price     Registration Fee
to Be Registered
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
Class A-1               $9,485                   100%                          $9,485                        $2.87
Receivable-Backed
Notes
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Class A-2               $6,716                   100%                          $6,716                         $2.03
Receivable-Backed
Notes
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Class A-3               $7,777                   100%                          $7,777                         $2.36
Receivable Backed
Notes
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Class A-4               $11,901                  100%                          $11,901                        $3.61
Receivable Backed
Notes
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Class B                 $1,061                   100%                          $1,061                         $0.32
Receivable-Backed
Notes
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

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
Class C                 $1,178                   100%                          $1,178                         $0.36
Receivable-Backed
Notes
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


    IN ACCORDANCE WITH THE PROVISIONS OF GENERAL INSTRUCTION V OF FORM S-1, THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE CONTENTS OF THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 (REGISTRATION NO. 333-36059) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 22, 1997, AS AMENDED BY AMENDMENT NO. 1, WHICH REGISTRATION STATEMENT WAS DECLARED EFFECTIVE ON NOVEMBER 24, 1997.

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

                                       PART II


                        INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS.

     (a) EXHIBITS. All exhibits filed with the Registration Statement on Form S-1 (File No. 333-36059) are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:

 5.1   Opinion of Winston & Strawn with respect to legality

 8.1   Opinion of Winston & Strawn with respect to tax matters

23.1   Consent of Winston & Strawn (included in Exhibits 5.1 and 8.1)

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on November 24, 1997.

                              NEWCOURT RECEIVABLES CORPORATION II



                              By:     /s/   Scott J. Moore
                                 ---------------------------------------

                              Name:   Scott J. Moore
                                   -------------------------------------

                              Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                        Title                        Date
     ---------                        -----                        ----

     **                  Chief Executive Officer and        November 24, 1997
-----------------------  Director (Principal Executive
 Bradley D. Nullmeyer    Officer)

     **                  Chief Financial Officer            November 24, 1997
-----------------------  (Principal Financial and
 Michel Beland           Accounting Officer)

    **                   Director                           November 24, 1997
-----------------------
 Daniel A. Jauernig

    **                   Director                           November 24, 1997
-----------------------
 Robert J. Hicks

    **                   Director                           November 24, 1997
-----------------------
 Peter H. Sorensen

**   /s/ Scott J. Moore
     ------------------
     Attorney-in-fact

                                    EXHIBIT INDEX


5.1       Opinion of Winston & Strawn with respect to legality
8.1       Opinion of Winston & Strawn with respect to tax matters
23.1      Consent of Winston & Strawn (included in Exhibit 5.1 and Exhibit 8.1)